                      SECURITIES AND EXCHANGE COMMISSION

                            Washington, D.C. 20549
                        ______________________________

                                   FORM 8-K

                                CURRENT REPORT

                    PURSUANT TO SECTION 13 OR 15(d) OF THE

                       SECURITIES EXCHANGE ACT OF 1934

       Date of Report (Date of earliest event reported): May 14, 2004

                          Structured Products Corp.

            (Exact name of registrant as specified in its charter)

      Delaware                    001-31531          13-3692801
     (State or other             (Commission        (IRS Employer
     jurisdiction of             File Number)       Identification
     incorporation or                               Number)
     organization)

388 Greenwich Street, New York, New                             10013
(Address of principal executive offices)                      (Zip Code)

Registrant's telephone number including area code (212) 816-7496

Item 1.     Changes in Control of Registrant.

            Not Applicable.

Item 2.     Acquisition or Disposition of Assets.

            Not Applicable.

Item 3.     Bankruptcy or Receivership.

            Not Applicable.

Item 4.     Changes in Registrant's Certifying Accountant.

            Not Applicable.

Item 5.     Other Events.

            Attached as Exhibit 99.1 please find a press  release  released on
            May 14, 2004.

Item 6.     Resignations of Registrant's Directors.

            Not Applicable.

Item 7.     Financial  Statements,  Pro-Forma Financial  Information and
            Exhibits.

            (a)  Not Applicable.

            (b)  Not Applicable.

            (c)  Not Applicable.

                                  SIGNATURES

            Pursuant to the requirements of the Securities Exchange Act of
1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Dated: May 14, 2004
                                        STRUCTURED PRODUCTS CORP.

                                        By:        /s/ Mark C. Graham
                                        Name:      Mark C. Graham
                                        Title:     Authorized Signatory

                                EXHIBIT INDEX

Exhibit

  99.1   Press Release released on May 14, 2004

                                 Exhibit 99.1

Update: KVP Corporate Backed Trust Securities Transaction
                               to be Terminated

FOR IMMEDIATE RELEASE

     New York, New York - May 14, 2004: Corporate-Backed Trust Securities
(CorTS®) Class A Certificates, CorTS® Trust for GE Global Insurance Notes,
CUSIP 12617F205 and New York Stock Exchange symbol KVP, which has been established by Structured Products Corp., announced that because GE Global
Insurance Holding Corporation elected to suspend its duty to file periodic reports under certain sections of the Securities Exchange Act of 1934, the securities held by the trust established by Structured Products Corp. are to be liquidated.  On May 14, 2004, U.S. Bank Trust National Association, as
trustee, requested bids for the sale of the securities held by the trust.
The sale of the securities is scheduled to settle on May 19, 2004.  On May
19, 2004, U.S. Bank Trust National Association, as trustee, is scheduled to receive $108,247,166.34 as proceeds from the sale of the securities held by the trust, and holders of the Class A Certificates are expected to receive
$25.40 per $25 certificate.  The remaining proceeds will be distributed to holders of the Class B Certificates and the Call Warrants.  Following the
distribution, the trust established by Structured Products Corp. will terminate and the Class A Certificates, Class B Certificates and Call
Warrants will be cancelled.  The trust has issued Class A Certificates relating in the aggregate to $103,525,000 principal amount of 7.00% Notes due
February 15, 2026 issued by GE Global Insurance Holding Corporation.

     Contact:
     Marlene Fahey
     U.S. Bank Trust National Association
     (212) 361-2510